Northwestern Mutual Series Fund, Inc.

Supplement Dated July 14, 2009 to the

Prospectus Dated May 1, 2009

The following information supplements the Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Series Fund”) dated May 1, 2009 (the “Prospectus”), a copy of which you have already received. You should read this Supplement together with the Prospectus. Please retain this Supplement for future reference.

Portfolio Manager Updates

Effective July 1, 2009, Patricia L. Van Kampen replaced Kathleen Brooks as the co-portfolio manager of the International Growth Portfolio, and assumed shared responsibility with Thomas A. Carroll for the management of the international equity portions of the Balanced Portfolio and Asset Allocation Portfolio. The Prospectus is hereby amended to update Ms. Van Kampen’s biography, initially set forth under the “Index 500 Stock Portfolio” paragraph of the “Portfolio Managers” sub-section of the section titled, “THE INVESTMENT ADVISER AND SUB-ADVISERS,” as follows:

“Patricia L. Van Kampen has primary responsibility for the management of the Index 500 Stock Portfolio. Ms. Van Kampen is President of the Fund and a Vice President, Equities, of Mason Street Advisors. She joined Northwestern Mutual in 1974. Since 1992, Ms. Van Kampen has been head of the equity division of Mason Street Advisors and in that role, oversees the managers for all of the equity portfolios of Northwestern Mutual and various of its affiliates and related companies, Northwestern Mutual’s pension plan assets and the Fund. Ms. Van Kampen also acts as the portfolio manager for the Index 400 Stock and Index 600 Stock Portfolios, the co-portfolio manager for the International Growth Portfolio and shares responsibility for the management of the international equity portions of the Balanced and Asset Allocation Portfolios. She is a CFA charterholder.”

In addition, the Prospectus is hereby amended to replace the biography for Kathleen Brooks currently set forth under the “International Growth Portfolio” paragraph of the “Portfolio Managers” sub-section of the section titled, “THE INVESTMENT ADVISER AND SUB-ADVISERS,” with the following biography for Ms. Van Kampen:

“Patricia L. Van Kampen is the co-portfolio manager of the International Growth Portfolio. For Ms. Van Kampen’s biographical information, please refer to “Index 500 Stock Portfolio, above.”

Finally, the “Balanced Portfolio/Asset Allocation Portfolio” paragraph of the “Portfolio Managers” sub-section of the Prospectus section titled, “THE INVESTMENT ADVISER AND SUB-ADVISERS” is hereby amended to delete the reference to “six” portfolio managers in the first paragraph thereof, and to restate the paragraph relating to the management of the international equity portion of each Portfolio as follows:

“Thomas A. Carroll and Patricia L. Van Kampen share responsibility for the management of the international equity portion of each Portfolio. For Mr. Carroll’s biographical information, please refer to “International Growth Portfolio,” above. For Ms. Van Kampen’s biographical information, please refer to “Index 500 Stock Portfolio, above.”

Balanced Portfolio

Effective immediately, the last sentence of the fourth paragraph of the “Objective and Strategy” section of the Portfolio Summary with respect to the Balanced Portfolio is deleted in its entirety and is hereby replaced with the following new paragraph:

“Up to 50% of the Portfolio’s net assets may be invested in foreign securities, up to a maximum of 25% in foreign stocks and 25% in foreign bonds. The Adviser may overweight or underweight the sector, industry or country exposure of the international equity portion of the Portfolio (versus applicable benchmarks) based on the Adviser’s assessment of the relative attractiveness of such sectors, industries and countries. When the Adviser deems it to be more efficient or advantageous, the Adviser may utilize options, futures, forwards, swap agreements and exchange-traded funds to gain exposure to certain markets, sectors or regions as alternatives to direct investments.”

In addition, effectively immediately, the following bullet point is added to the “Principal Risks” section of the Portfolio Summary with respect to such Portfolio:

•	Exchange Trade Funds Risk

Asset Allocation Portfolio

Effective immediately, the last sentence of the fourth paragraph of the “Objective and Strategy” section of the Portfolio Summary with respect to the Asset Allocation Portfolio is deleted in its entirety and is hereby replaced with the following new paragraph:

“The Portfolio may invest up to 50% of net assets foreign securities. The Adviser may overweight or underweight the sector, industry or country exposure of the international equity portion of the Portfolio (versus applicable benchmarks) based on the Adviser’s assessment of the relative attractiveness of such sectors, industries and countries. When the Adviser deems it to be more efficient or advantageous, the Adviser may utilize options, futures, forwards, swap agreements and exchange-traded funds to gain exposure to certain markets, sectors or regions as alternatives to direct investments.”

In addition, effectively immediately, the following bullet point is added to the “Principal Risks” section of the Portfolio Summary with respect to such Portfolio:

•	Exchange Trade Funds Risk